Exhibit 99

                                  Term Sheet

                                                               April 5, 2002

                                                            $1,090,630,000
                                                             (Approximate)
                                                    GSR Mortgage Loan Trust 2002-2
                                                GS Mortgage Securities Corp., Depositor
                                           Mortgage Pass-Through Certificates, Series 2002-2

Overview of the Certificates

-------------- ------------- ----------------- -------- --------- --------- ------------- ------------- --------------
                                                        Approx.   Estimated                Principal
                                                        Initial   Avg.                      Payment
               Approximate                     Expected Pass-     Life       Principal     Window to      Moody's/S&P
                Principal                      Credit   Through   (yrs)       Payment       Maturity       Expected
Certificates     Balance     Collateral Group  Support  Rate (2)    (3)      Window (3)     (4) (5)        Ratings
-------------- ------------- ----------------- -------- --------- --------- ------------- ------------- --------------
Class A1-A     $141,000,000      Group I         2.25%     2.78%     0.300    05/02 -       05/02 -        Aaa/AAA
                                                                               11/02         11/02
                                                                              11/02 -       11/02 -
Class A1-B     $195,300,000      Group I         2.25%     3.74%     1.000     10/03         10/03         Aaa/AAA
                                                                              10/03 -       10/03 -
Class A1-C     $428,000,000      Group I         2.25%     5.53%     2.952     07/06         09/07         Aaa/AAA
                                                                              07/06 -       09/07 -
Class A1-D     $177,219,000      Group I         2.25%     6.07%     4.250     07/06         02/30         Aaa/AAA
                                                                              05/02 -       05/02 -
Class A2       $128,854,000      Group II        2.25%     6.40%     2.625     06/07         09/31         Aaa/AAA
Class X1       $941,519,000(1)   Group I           N/A     1.93%       N/A      N/A           N/A          Aaa/AAA
Class X2       $128,854,000(1)   Group II          N/A     1.16%       N/A      N/A           N/A          Aaa/AAA
                                                                              05/02 -       05/02 -
Class B1        $ 9,855,000   Groups I & II      1.35%     6.87%     5.125     11/09         09/31         Aa2/AA
                                                                              05/02 -       05/02 -
Class B2       $ 6,022,000    Groups I & II      0.80%     6.87%     5.125     11/09         09/31          A2/A
                                                                              05/02 -       05/02 -
Class B3       $ 4,380,000    Groups I & II      0.40%     6.87%     5.125     11/09         09/31        Baa2/BBB
   Total       $1,090,630,000
-------------- ------------- ----------------- -------- --------- --------- ------------- ------------- --------------


(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Class X1, Class X2,
    Class B1, Class B2 and Class B3 Certificates.
(3) Assuming payment based on a pricing speed of 25% CPR to the Adjustment Date on the Senior Certificates and to
    a 10% Cleanup Call on the Subordinate Certificates.
(4) Assuming payment based on a pricing speed of 25% CPR.
(5) The Stated Final Maturity for the Certificates is March 2032.

Selected Mortgage Pool Data

-------------------------------------------- ----------------- ---------------- ------------------------
                                                 Group I          Group II               Total
-------------------------------------------- ----------------- ---------------- ------------------------
Scheduled Principal Balance:                     $963,191,348     $131,820,194           $1,095,011,541
Number of Mortgage Loans:                               2,074              281                    2,355
Average Scheduled Principal Balance:                 $464,412         $469,111                 $464,973
Weighted Average Gross Coupon:                          7.03%            7.82%                    7.13%
Weighted Average Net Coupon:                            6.78%            7.56%                    6.87%
Weighted Average Stated Remaining Term:                   327              338                      329
Weighted Average Seasoning:                                32               20                       30
Weighted Average Amortized Current LTV Ratio:           68.7%            73.0%                    69.2%
Weighted Average Months to Roll:                           51               64                       53
Weighted Average Margin:                                2.74%            2.67%                    2.73%
-------------------------------------------- ----------------- ---------------- ------------------------

Features of the Transaction

|X|  Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the
     "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America").
|X|  The Mortgage Loans will be serviced by Bank of America.
|X|  There are no Mortgage Loans that are 30 or more days delinquent. A delinquent Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its March due date.
|X|  Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A1-A, Class A1-B, Class A1-C, Class
     A1-D and Class A2 Certificates is 2.25% in the form of subordination.
|X|  The Deal will be modeled on Intex as "GSR0202" and on Bloomberg as "GSR 02-2."
|X|  The Certificates in the table above are registered under a registration statement filed with the
     Securities and Exchange Commission.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               April 5, 2002

Time Table

Expected Settlement:        On or before April 25th, 2002
Cut-off Date:               April 1st, 2002
Pricing Date:               On or before April 10th, 2002
First Distribution Date:    May 27th, 2002


Key Terms

Depositor:                  GS Mortgage Securities Corp.

Servicer:                   Bank of America

Trustee:                    JPMorgan Chase Bank

Custodian:                  JPMorgan Chase Bank

Servicing Fee:              25 bps

Trustee Fee:                0.75 bps

Distribution Date:          25th day of the month or the following Business Day

Record Date:                For any Distribution Date, the last day of the
                            preceding calendar month, except for the Class
                            A1-A and Class A1-B Certificates, for which the Record Date is the day preceding the Distribution
                            Date

Delay Days:                 24 day delay on all Certificates except for the
                            Class A1-A and Class A1-B Certificates for which interest will accrue from each Distribution Date
                            (or, April 25th, in the case of the first interest accrual period) through the day preceding the following Distribution Date

Prepayment Assumption:      25% CPR on Group I and Group II

Interest Accrual:           On a 30/360 basis, the prior calendar month
                            preceding the month of each Distribution Date, except for the A1-A Class and A1-B Class, which accrues from the 25th of the month preceding the Distribution Date to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:         Yes as to principal and interest, subject to
                            recoverability

Compensating Interest:      Yes, to the extent of the aggregate monthly
                            servicing fee

Optional Call:              The Certificates will have a 10% optional
                            termination provision

Rating Agencies:            Moody's Investors Service, Inc.; Standard & Poor's
                            Ratings Group

Minimum Denomination:       Class A1-A, Class A1-B, Class A1-C, Class A1-D and
                            Class A2 Certificates - $25,000
                            Class B1, Class B2 and Class B3 Certificates -
                            $250,000
                            Class X1 and Class X2 - $5,000,000

Legal Investment:           All of the offered Certificates, other than the
                            Class B2 and Class B3 are expected to be SMMEA eligible at settlement

ERISA Eligible:             Underwriter's exemption is expected to apply to
                            all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:              All Certificates represent REMIC regular interests


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002



Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A1-C, Class A1-D and Class A2 Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments

         Beginning in May 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

                  (i) first, pro rata to the Class A1-A, Class A1-B, Class A1-C, Class A1-D, Class X1, Class R1, Class R2 and Class R3 Certificates in proportion to the Accrued Certificate Interest thereon; and

                  (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

                  (iii) third, sequentially to the Class A1-A, Class A1-B, Class A1-C and Class A1-D Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

                  (i) first, pro rata to the Class A2 and Class X2 Certificates, Accrued Certificate Interest thereon;

                  (ii) second, to the Class A2 Certificates, as principal, the Group II senior principal distribution amount;

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

                  (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                  (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                  (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

                  (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                  (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                  (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (d)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                  (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A, Class A1-B, Class A1-C and Class A1-D Certificates will be made to such classes pro rata based on their Certificate balances (but only from the Group I Mortgage Loans) rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


Coupons of the Certificates

 ------------------------------ ---------------------------- --------------------------- ----------------------------
             Class              Collateral Adjustment Date         Initial Coupon          Coupon After Adjustment
                                                                                                    Date
 ------------------------------ ---------------------------- --------------------------- ----------------------------
             A1-A                        July 2006                      TBD               Group I Net WAC - 48 bps
             A1-B                        July 2006                      TBD               Group I Net WAC - 48 bps
             A1-C                        July 2006                      TBD               Group I Net WAC - 48 bps
             A1-D                        July 2006                      TBD               Group I Net WAC - 48 bps
              A2                         June 2007                      TBD               Group II Net WAC - 41 bps
              X1                         July 2006            Group I Excess Interest      Group I Excess Interest
              X2                         June 2007            Group II Excess Interest    Group II Excess Interest
 ------------------------------ ---------------------------- --------------------------- ----------------------------

(1)      Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates
         will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         a. the sum of:

         (i)      the product of (x) the Group I weighted average rate and (y) the Subordinate Component Balance for
                  Group I immediately preceding that Distribution Date; and

         (ii)     the product of (x) the Group II weighted average rate and (y) the Subordinate Component Balance for
                  Group II immediately preceding that Distribution Date;

                           divided by:

         b. the sum of the Subordinate Component Balances for Group I and Group II immediately preceding that
            Distribution Date.

         The initial Class B Certificate Rate will be approximately 6.87% per annum.

         The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A Certificates of that Group.

         For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2)      Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1
         Certificates will not receive any distributions of principal, but will accrue interest on the Class X1 notional amount. The initial Class X1 notional amount will initially be approximately $941,519,000 and for any distribution date will equal the aggregate certificate balances of the Class A1-A, Class A1-B, Class A1-C and the Class A1-D Certificates immediately preceding that distribution date. On each distribution date until the Group I adjustment date, the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the weighted average of the rates on the Class A1-A, Class A1-B, Class A1-C and the Class A1-D Certificates. After the adjustment date, the Class
         X1 Certificates will be entitled to the excess Group I accrued interest.

(3)      Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2
         Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will be approximately $128,854,000 and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date until the Group II adjustment date, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Class A2 Certificate rate. After the adjustment date, the Class X2
         Certificates will be entitled to the excess Group II accrued interest.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


Selected Mortgage Loan Data

                      The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                   $1,095,011,541
Number of Mortgage Loans:                                               2,355
Scheduled Principal Balance of the Largest Mortgage Loan:          $2,445,239
Average Scheduled Principal Balance:                                 $464,973
Weighted Average Gross Coupon:                                          7.13%
Weighted Average Net Coupon:                                            6.87%
Weighted Average Stated Remaining Term:                                   329
Weighted Average Seasoning:                                                30
Weighted Average Amortized Current LTV Ratio:                           69.2%
Weighted Average Months to Roll:                                           53
Weighted Average Margin:                                                2.73%
Weighted Average Initial Rate Cap:                                      3.11%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average Lifetime Rate Cap:                                     5.24%
Weighted Average FICO Score:                                              730


                                                      Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                         20              $       3,963,248                 0.4%
$250,001 - $350,000                                   765                    243,679,332                22.3
$350,001 - $500,000                                   942                    388,410,841                35.5
$500,001 - $650,000                                   326                    186,620,227                17.0
$650,001 - $750,000                                    95                     66,577,040                 6.1
$750,001 - $900,000                                    90                     73,787,503                 6.7
Greater than or equal to $900,001                     117                    131,973,350                12.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.

                                                             Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            30                  $  15,110,838                 1.4%
6.00% - 6.49%                                          85                     36,707,490                 3.4
6.50% - 6.99%                                         983                    479,861,605                43.8
7.00% - 7.49%                                         579                    260,110,573                23.8
7.50% - 7.99%                                         495                    216,931,056                19.8
8.00% - 8.49%                                         146                     65,702,349                 6.0
8.50% - 8.99%                                          36                     19,969,947                 1.8
9.00% - 9.49%                                           1                        617,684                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================



Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                                                Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                           90                 $   43,572,926                 4.0%
40.00% - 49.99%                                       104                     50,441,835                 4.6
50.00% - 59.99%                                       221                    112,009,170                10.2
60.00% - 69.99%                                       437                    221,395,845                20.2
70.00% - 79.99%                                     1,398                    630,969,663                57.6
80.00% - 84.99%                                        12                      4,086,294                 0.4
85.00% - 89.99%                                        77                     26,723,642                 2.4
90.00% - 99.99%                                        16                      5,812,165                 0.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




                                                      Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
----------------------------------                 ---------                ----------              -----------

Amortized CLTV < 80%                                2,250                 $1,058,389,440                96.7%
Amortized CLTV > 80%, No PMI                            2                        823,030                 0.1
Amortized CLTV > 80% With PMI                         103                     35,799,071                 3.2
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                  Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Under 313 Months                                       22              $       8,068,202                 0.7%
313 - 324 Months                                      398                    185,857,960                17.0
325 - 336 Months                                    1,632                    755,414,842                69.0
337 - 348 Months                                      231                    112,023,040                10.2
349 - 360 Months                                       72                     33,647,498                 3.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                                                            Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
45 Months                                             132                   $ 64,887,797                 5.9%
46 - 49 Months                                        484                    224,500,971                20.5
50 - 52 Months                                        764                    375,434,380                34.3
53 - 56 Months                                        452                    194,180,061                17.7
57 - 60 Months                                        300                    129,969,670                11.9
61 - 63 Months                                        144                     65,432,600                 6.0
64 - 67 Months                                         33                     19,293,016                 1.8
68 - 70 Months                                         10                      5,512,987                 0.5
Greater than or equal to 71 Months                     36                     15,800,059                 1.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                                Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.0000%                                                45                  $  20,145,217                 1.8%
2.2500%                                                30                     14,693,946                 1.3
2.5000%                                                25                     12,932,160                 1.2
2.7500%                                             2,234                  1,039,264,393                94.9
2.8750%                                                21                      7,975,825                 0.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                              FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Unavailable                                            40                  $  16,844,829                 1.5%
Below 640                                             105                     46,833,948                 4.3
640 - 659                                              92                     43,006,739                 3.9
660 - 679                                             160                     77,167,924                 7.0
680 - 699                                             222                    108,273,742                 9.9
700 - 719                                             272                    133,622,132                12.2
720 - 739                                             296                    142,807,388                13.0
740 - 759                                             371                    168,230,202                15.4
760 & above                                           797                    358,224,636                32.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                                                            Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                          1,412                  $ 675,921,963                61.7%
Florida                                                96                     40,247,369                 3.7
All Other States(1)                                   847                    378,842,208                34.6
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                                             Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                       1,512                   $720,631,541                65.8%
PUD                                                   669                    301,512,971                27.5
Condominium                                           137                     55,074,969                 5.0
2 - 4 Family                                           26                     13,734,860                 1.3
Townhouse                                               8                      2,965,845                 0.3
Co-op                                                   3                      1,091,356                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                             Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Purchase                                            1,569                   $715,114,332                65.3%
Rate Term Refi                                        451                    221,402,613                20.2
Cash Out Refi                                         334                    157,841,813                14.4
Other                                                   1                        652,783                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                               Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                             2,245                 $1,045,616,118                95.5%
Second Home                                            91                     41,094,821                 3.8
Investor                                               19                      8,300,603                 0.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002



                                                                  Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                           44                   $ 21,387,304                 2.0%
7 - 12 Months                                          33                     14,405,346                 1.3
13 - 18 Months                                         46                     27,416,584                 2.5
19 - 24 Months                                        243                    110,601,626                10.1
25 - 30 Months                                        528                    223,977,321                20.5
31 - 36 Months                                      1,180                    562,489,710                51.4
37 - 42 Months                                        280                    134,370,871                12.3
Greater than or equal to 43 Months                      1                        362,779                 0.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                            Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full/Standard                                       1,014                   $514,822,701                47.0%
Alternative                                           543                    225,561,234                20.6
Stated Income                                           2                        687,040                 0.1
Streamline                                             91                     46,493,950                 4.2
Unavailable                                           705                    307,446,617                28.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                          Property Zip Codes


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                                 Loans (#)                Amount ($)              Balance (%)
------------------                                 ---------                ----------              -----------
90266                                                  15                   $  9,646,547                 0.9%
90274                                                  15                      8,930,782                 0.8
92679                                                  18                     10,001,991                 0.9
94010                                                  24                     15,238,389                 1.4
94024                                                  14                      8,891,416                 0.8
94025                                                  24                     14,047,095                 1.3
94526                                                  19                      8,596,366                 0.8
94539                                                  17                      9,340,439                 0.9
94941                                                  19                      8,710,261                 0.8
95120                                                  19                      8,629,836                 0.8
All Other                                           2,171                    992,978,419                90.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,355                 $1,095,011,541               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                         The Mortgage Loans (Group I)


Scheduled Principal Balance:                                    $963,191,348
Number of Mortgage Loans:                                              2,074
Scheduled Principal Balance of the Largest Mortgage Loan:         $2,445,239
Average Scheduled Principal Balance:                                $464,412
Weighted Average Gross Coupon:                                         7.03%
Weighted Average Net Coupon:                                           6.78%
Weighted Average Stated Remaining Term:                                  327
Weighted Average Seasoning:                                               32
Weighted Average Amortized Current LTV Ratio:                          68.7%
Weighted Average Months to Roll:                                          51
Weighted Average Margin:                                               2.74%
Weighted Average Initial Rate Cap:                                     3.06%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.17%
Weighted Average FICO Score:                                             732


                                                      Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                         19              $       3,844,129                 0.4%
$250,001 - $350,000                                   672                    213,601,876                22.2
$350,001 - $500,000                                   830                    342,478,359                35.6
$500,001 - $650,000                                   286                    163,901,460                17.0
$650,001 - $750,000                                    85                     59,490,551                 6.2
$750,001 - $900,000                                    78                     63,735,572                 6.6
Greater than or equal to $900,001                     104                    116,139,400                12.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                             Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            19                  $   9,400,705                 1.0%
6.00% - 6.49%                                          67                     29,403,697                 3.1
6.50% - 6.99%                                         979                    478,373,124                49.7
7.00% - 7.49%                                         559                    251,395,159                26.1
7.50% - 7.99%                                         422                    184,627,080                19.2
8.00% - 8.49%                                          27                      9,683,749                 1.0
8.50% - 8.99%                                           1                        307,834                 0.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                                                Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                           82                 $   40,377,098                 4.2%
40.00% - 49.99%                                        96                     47,266,357                 4.9
50.00% - 59.99%                                       201                    102,283,448                10.6
60.00% - 69.99%                                       401                    203,984,183                21.2
70.00% - 79.99%                                     1,213                    541,036,528                56.2
80.00% - 84.99%                                        10                      3,411,082                 0.4
85.00% - 89.99%                                        64                     22,219,767                 2.3
90.00% - 99.99%                                         7                      2,612,884                 0.3
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                      Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
----------------------------------                 ---------                ----------              -----------
Amortized CLTV < 80%                                 1,993                   $934,947,614                97.1%
Amortized CLTV > 80%, No PMI                             2                        823,030                 0.1
Amortized CLTV > 80% With PMI                           79                     27,420,704                 2.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                  Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Under 313 Months                                       17                $     6,078,678                 0.6%
313 - 324 Months                                      398                    185,857,960                19.3
325 - 336 Months                                    1,575                    729,650,041                75.8
337 - 348 Months                                       45                     22,296,771                 2.3
349 - 360 Months                                       39                     19,307,898                 2.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              Apeil 5, 2002



                                                            Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
45 Months                                             132                   $ 64,887,797                 6.7%
46 - 49 Months                                        484                    224,500,971                23.3
50 - 52 Months                                        764                    375,434,380                39.0
53 - 56 Months                                        452                    194,180,061                20.2
57 - 60 Months                                        242                    104,188,139                10.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                                Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.0000%                                                19                   $  8,508,887                 0.9%
2.2500%                                                21                     11,264,435                 1.2
2.5000%                                                19                      9,312,819                 1.0
2.7500%                                             1,996                    927,081,144                96.3
2.8750%                                                19                      7,024,063                 0.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                              FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Unavailable                                            32                   $ 13,638,890                 1.4%
Below 640                                              82                     36,356,097                 3.8
640 - 659                                              77                     36,709,709                 3.8
660 - 679                                             138                     66,560,523                 6.9
680 - 699                                             197                     93,269,750                 9.7
700 - 719                                             232                    115,845,962                12.0
720 - 739                                             263                    125,961,514                13.1
740 - 759                                             334                    151,546,295                15.7
760 & above                                           719                    323,302,608                33.6
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                                                            Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                          1,295                  $ 618,835,365                64.2%
Florida                                                87                     36,485,088                 3.8
All Other States(1)                                   692                    307,870,895                32.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



                                                             Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                       1,363                   $646,998,363                67.2%
PUD                                                   569                    258,185,188                26.8
Condominium                                           114                     45,095,609                 4.7
2 - 4 Family                                           20                      9,944,226                 1.0
Townhouse                                               7                      2,543,830                 0.3
Co-op                                                   1                        424,132                 0.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                             Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Purchase                                            1,347                   $613,639,651                63.7%
Rate Term Refi                                        425                    208,519,454                21.6
Cash Out Refi                                         301                    140,379,459                14.6
Other                                                   1                        652,783                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                               Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                             1,981                   $921,708,398                95.7%
Second Home                                            79                     35,648,392                 3.7
Investor                                               14                      5,834,558                 0.6
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                                                                  Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                           20                   $ 10,510,846                 1.1%
7 - 12 Months                                          22                     10,215,963                 1.1
13 - 18 Months                                         26                     14,484,733                 1.5
19 - 24 Months                                         19                      7,876,121                 0.8
25 - 30 Months                                        527                    223,243,104                23.2
31 - 36 Months                                      1,180                    562,489,710                58.4
37 - 42 Months                                        280                    134,370,871                14.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                            Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full/Standard                                         833                  $ 425,062,245                44.1%
Alternative                                           445                    184,163,956                19.1
Stated Income                                           2                        687,040                 0.1
Streamline                                             89                     45,831,490                 4.8
Unavailable                                           705                    307,446,617                31.9
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                          Property Zip Codes


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                                 Loans (#)                Amount ($)              Balance (%)
------------------                                 ---------                ----------              -----------
90266                                                  13                   $  8,344,881                 0.9%
90272                                                  11                      8,021,791                 0.8
90274                                                  15                      8,930,782                 0.9
92679                                                  18                     10,001,991                 1.0
94010                                                  24                     15,238,389                 1.6
94024                                                  14                      8,891,416                 0.9
94025                                                  24                     14,047,095                 1.5
94539                                                  15                      8,509,080                 0.9
94941                                                  18                      8,334,140                 0.9
95120                                                  19                      8,629,836                 0.9
All Other                                           1,903                    864,241,947                89.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,074                  $ 963,191,348               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002


                         The Mortgage Loans (Group II)


Scheduled Principal Balance:                                     $131,820,194
Number of Mortgage Loans:                                                 281
Scheduled Principal Balance of the Largest Mortgage Loan:          $1,778,335
Average Scheduled Principal Balance:                                 $469,111
Weighted Average Gross Coupon:                                          7.82%
Weighted Average Net Coupon:                                            7.56%
Weighted Average Stated Remaining Term:                                   338
Weighted Average Seasoning:                                                20
Weighted Average Amortized Current LTV Ratio:                           73.0%
Weighted Average Months to Roll:                                           64
Weighted Average Margin:                                                2.67%
Weighted Average Initial Rate Cap:                                      3.44%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average Lifetime Rate Cap:                                     5.77%
Weighted Average FICO Score:                                              721


                                                      Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                          1                $       119,119                 0.1%
$250,001 - $350,000                                    93                     30,077,456                22.8
$350,001 - $500,000                                   112                     45,932,482                34.8
$500,001 - $650,000                                    40                     22,718,766                17.2
$650,001 - $750,000                                    10                      7,086,489                 5.4
$750,001 - $900,000                                    12                     10,051,931                 7.6
Greater than or equal to $900,001                      13                     15,833,950                12.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                             Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            11                   $  5,710,133                 4.3%
6.00% - 6.49%                                          18                      7,303,793                 5.5
6.50% - 6.99%                                           4                      1,488,481                 1.1
7.00% - 7.49%                                          20                      8,715,413                 6.6
7.50% - 7.99%                                          73                     32,303,976                24.5
8.00% - 8.49%                                         119                     56,018,599                42.5
8.50% - 8.99%                                          35                     19,662,113                14.9
9.00% - 9.49%                                           1                        617,684                 0.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002



                                                Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                            8                  $   3,195,828                 2.4%
40.00% - 49.99%                                         8                      3,175,479                 2.4
50.00% - 59.99%                                        20                      9,725,722                 7.4
60.00% - 69.99%                                        36                     17,411,662                13.2
70.00% - 79.99%                                       185                     89,933,135                68.2
80.00% - 84.99%                                         2                        675,212                 0.5
85.00% - 89.99%                                        13                      4,503,875                 3.4
90.00% - 99.99%                                         9                      3,199,282                 2.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



                                                      Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
----------------------------------                 ---------                ----------              -----------
Amortized CLTV < 80%                                  257                   $123,441,826                93.6%
Amortized CLTV > 80%, With PMI                         24                      8,378,368                 6.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                  Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Under 313 Months                                        5                $     1,989,524                 1.5%
313 - 336 Months                                       57                     25,764,801                19.5
337 - 348 Months                                      186                     89,726,268                68.1
349 - 360 Months                                       33                     14,339,600                10.9
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002



                                                            Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
57 - 60 Months                                         58                    $25,781,531                19.6%
61 - 63 Months                                        144                     65,432,600                49.6
64 - 67 Months                                         33                     19,293,016                14.6
68 - 70 Months                                         10                      5,512,987                 4.2
Greater than or equal to 71 Months                     36                     15,800,059                12.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.




                                                                Margin

                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.0000%                                                26                  $  11,636,330                 8.8%
2.2500%                                                 9                      3,429,511                 2.6
2.5000%                                                 6                      3,619,341                 2.7
2.7500%                                               238                    112,183,249                85.1
2.8750%                                                 2                        951,762                 0.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                              FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Unavailable                                             8                    $ 3,205,939                 2.4%
Below 640                                              23                     10,477,851                 7.9
640 - 659                                              15                      6,297,030                 4.8
660 - 679                                              22                     10,607,401                 8.0
680 - 699                                              25                     15,003,993                11.4
700 - 719                                              40                     17,776,170                13.5
720 - 739                                              33                     16,845,875                12.8
740 - 759                                              37                     16,683,907                12.7
760 & above                                            78                     34,922,027                26.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002



                                                            Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                            117                   $ 57,086,599                43.3%
New York                                               15                      7,570,709                 5.7
Virginia                                               18                      7,498,691                 5.7
North Carolina                                         14                      5,938,316                 4.5
Texas                                                  11                      4,539,018                 3.4
South Carolina                                          9                      4,235,437                 3.2
All Other States(1)                                    97                     44,951,424                34.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                                             Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                         149                   $ 73,633,178                55.9%
PUD                                                   100                     43,327,783                32.9
Condominium                                            23                      9,979,360                 7.6
2 - 4 Family                                            6                      3,790,634                 2.9
Co-op                                                   2                        667,224                 0.5
Townhouse                                               1                        422,015                 0.3
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                             Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Purchase                                              222                 $  101,474,681                77.0%
Cash Out Refi                                          33                     17,462,354                13.2
Rate Term Refi                                         26                     12,883,158                 9.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                               Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                               264                  $ 123,907,720                94.0%
Second Home                                            12                      5,446,429                 4.1
Investor                                                5                      2,466,045                 1.9
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 5, 2002




                                                                  Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                           24                   $ 10,876,458                 8.3%
7 - 12 Months                                          11                      4,189,383                 3.2
13 - 18 Months                                         20                     12,931,851                 9.8
19 - 24 Months                                        224                    102,725,505                77.9
25 - 30 Months                                          1                        734,218                 0.6
Greater than or equal to 31 Months                      1                        362,779                 0.3
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                            Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full/Standard                                         181                 $   89,760,457                68.1%
Alternative                                            98                     41,397,277                31.4
Streamline                                              2                        662,460                 0.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


                                                          Property Zip Codes


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                                 Loans (#)                Amount ($)              Balance (%)
------------------                                 ---------                ----------              -----------
06840                                                   2                   $  2,022,597                 1.5%
11962                                                   1                      1,478,471                 1.1
22039                                                   3                      1,476,594                 1.1
28277                                                   3                      1,564,732                 1.2
90291                                                   1                      1,738,988                 1.3
92625                                                   2                      1,676,956                 1.3
92657                                                   2                      1,515,049                 1.1
94127                                                   3                      1,830,992                 1.4
94563                                                   2                      1,466,227                 1.1
94904                                                   2                      2,966,288                 2.3
All Other                                             260                    114,083,300                86.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                 281                   $131,820,194               100.0%
=========================================== ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.